                    AMENDMENT TO CUSTODIAN CONTRACT/AGREEMENT

  This Amendment to the respective Custodian Contract/Agreement is made as of February 22, 1999 by and between each of the funds listed on Schedule D (including any series thereof, each, a "Fund") and State Street Bank and Trust Company (the "Custodian"). Capitalized terms used in this Amendment without definition shall have the respective meanings given to such terms in the Custodian Contract/Agreement referred to below.

  WHEREAS, each Fund and the Custodian have entered into a Custodian Contract/Agreement dated as of the dates set forth on Schedule D (each contract, as amended, a "Contract"); and

  WHEREAS, each Fund and the Custodian desire to amend certain provisions of the Contract to reflect revisions to Rule l7f-5 ("Rule 17f-5") promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, each Fund and the Custodian desire to amend and restate certain other provisions of the Contract relating to the custody of assets of each of the Funds held outside of the United States.

  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Contract, to add the following new provisions which supersede the provisions in the existing contracts relating to the custody of assets of the Funds outside the United States.

3.   THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

3.1. DEFINITIONS.

Capitalized terms in this Article 3 shall have the following meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment; economic and financial infrastructure; systemic custody and securities settlement practices; and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the U.S. Securities and Exchange Commission (the "SEC") or a foreign branch of a Bank (as defined in Section

2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act, except that the term does not include Mandatory Securities Depositories.

"Foreign Assets" means any of the Funds' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Funds' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(2) of Rule 17f-5.

"Mandatory Securities Depository" means a foreign securities depository or clearing agency that, either as a legal or practical matter, must be used if the Fund determines to place Foreign Assets in a country outside the United States
(i) because required by law or regulation; (ii) because securities cannot be withdrawn from such foreign securities depository or clearing agency; or (iii) because maintaining or effecting trades in securities outside the foreign securities depository or clearing agency is not consistent with systemic custodial or market practices.

3.2.  DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.

Each Fund, by resolution adopted by its Board of Trustees/Directors (the "Board"), hereby delegates to the Custodian subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Article 3 with respect to Foreign Assets of the Fund held outside the United States, and the Custodian hereby accepts such delegation, as Foreign Custody Manager with respect to the Funds.

3.3.  COUNTRIES COVERED.

The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to MAINTAIN the assets of the Funds which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. Mandatory Securities Depositories are listed on Schedule B to this Contract, which Schedule B may be amended from time to time by the Foreign Custody Manager upon reasonable notice to the Fund. The Foreign Custody Manager will provide amended versions of Schedules A and B in accordance with Section 3.7 of this Article 3.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by a Fund of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by that Fund's Board responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Amendment by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Fund with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by that Fund's Board to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Fund with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period as to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

3.4.    SCOPE OF DELEGATED RESPONSIBILITIES.

3.4.1.  SELECTION OF ELIGIBLE FOREIGN CUSTODIANS.

Subject to the provisions of this Article 3, the Fund's Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time.

In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

3.4.2.  CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS.

The Foreign Custody Manager shall determine that the contract (or the rules or established practices or procedures in the case of an Eligible Foreign Custodian that is a foreign securities depository or clearing agency) governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

3.4.3.  MONITORING.

In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor (i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian (or the rules or established practices and procedures in the case of an Eligible Foreign Custodian selected by the Foreign Custody Manager which is a foreign securities depository or clearing agency that is not a Mandatory Securities Depository). The Foreign Custody Manager shall provide the Board at least annually with information as to the factors used in such monitoring system. If the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.7 hereunder and withdraw the Foreign Assets from such Eligible Foreign Custodian as soon as reasonably practicable.

3.5.  GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY.

For purposes of this Article 3, the Foreign Custody Manager shall have no responsibility for Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios. The Fund and the Custodian each expressly acknowledge that the Foreign Custody Manager shall not be delegated any responsibilities under this Article 3 with respect to Mandatory Securities Depositories.

3.6.  STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO.

In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

3.7.  REPORTING REQUIREMENTS.

The Foreign Custody Manager shall report the placement of Foreign Assets with an Eligible Foreign Custodian, the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board amended Schedules A or B at the end of the calendar quarter in which an amendment to either Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Funds described in this Article 3 promptly after the occurrence of the material change.

3.8. REPRESENTATIONS WITH RESPECT TO RULE 17f-5.

The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section (a)(7) of Rule 17f-5.

3.9.  EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY
MANAGER.

The Board's delegation to the Custodian as Foreign Custody Manager of the Funds shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective sixty (60) days after receipt by the non-terminating party of such notice. The provisions of Section 3.3 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Funds with respect to designated countries.


3.10  MOST FAVORED CLIENT.

If at any time prior to termination of this Amendment, the Custodian, as a matter of standard business practice, accepts delegation as Foreign Custody Manager for its U.S. mutual fund clients on terms of materially greater benefit to the Funds than set forth in this Amendment, the Custodian hereby agrees to negotiate with the Funds in good faith with respect thereto.

4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE FUNDS HELD OUTSIDE THE UNITED STATES.

4.1  DEFINITIONS.

Capitalized terms in this Article 4 shall have the following meanings:

"Foreign Securities System" means either a clearing agency or a securities depository listed on Schedule A hereto or a Mandatory Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution (including a foreign branch of the Custodian or another Bank (as defined in Section 2(a)(5) of the 1940 Act)) serving as an Eligible Foreign Custodian.

4.2.  HOLDING SECURITIES.

The Custodian shall identify on its books as belonging to the Funds the foreign securities held by each Foreign Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Funds, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, PROVIDED HOWEVER, that (i) the records of the Custodian with respect to foreign securities of the Funds which are maintained in such account shall identify those securities as belonging to the Funds and (ii) to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

4.3.  FOREIGN SECURITIES SYSTEMS.

Foreign securities shall be maintained in a Foreign Securities System in a designated country only through arrangements implemented by the Foreign Sub-Custodian in such country pursuant to the terms of this Contract.

4.4.  TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.

4.4.1.  DELIVERY OF FOREIGN ASSETS.

The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Funds held by such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

   (i) upon the sale of such foreign securities for the Fund in accordance with customary market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

  (ii) in connection with any repurchase agreement related to foreign securities;

 (iii) to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

  (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

   (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

  (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with reasonable market custom; PROVIDED that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

 (vii) for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

(viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

  (ix) for delivery as security in connection with any borrowing by the Funds requiring a pledge of assets by the Funds;

   (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

  (xi) in connection with the lending of foreign securities; and

 (xii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered, setting forth the purpose for which such delivery is to be made, declaring such purpose to be a proper trust/corporate purpose, and naming the person or persons to whom delivery of such securities shall be made.

4.4.2.    PAYMENT OF FUND MONIES.

Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of a Fund in the following cases only:

   (i) upon the purchase of foreign securities for the Fund, unless otherwise directed by Proper Instructions, in accordance with reasonable market settlement practice in the country where such foreign securities are held or traded, including, without limitation, (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

  (ii) in connection with the conversion, exchange or surrender of foreign securities of the Fund;

 (iii) for the payment of any expense or liability of the Fund, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

  (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Fund, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

   (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

  (vi) for payment of part or all of the dividends received in respect of securities sold short;

 (vii) in connection with the borrowing or lending of foreign securities; and

(viii) for any other proper purpose, but only upon receipt of Proper Instructions specifying the amount of such payment, setting forth the purpose for which such payment is to be made, declaring such purpose to be a proper trust/corporate purpose, and naming the person or persons to whom such payment is to be made.

 4.4.3.  MARKET CONDITIONS; MARKET INFORMATION.

Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Funds and delivery of Foreign Assets maintained for the account of the Funds may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs generally accepted by Institutional Clients, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

For purposes of this Agreement, the term "Institutional Clients" means U.S. registered investment companies or major U.S. commercial banks, insurance companies, pension funds or substantially similar institutions which, as a part of their ordinary business operations, purchase or sell securities and make use of global custody services.

The Custodian shall provide to the Board information with respect to material changes in the custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian. The Custodian shall provide, without limitation, information relating to Foreign Securities Systems and other information described in Schedule C. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had previously been provided hereunder and provided further that the Custodian shall in any event provide to the Board at least annually the following information and opinions with respect to the Board approved countries listed on Schedule A:

   (i) legal opinions relating to whether local law restricts with respect to U.S. registered mutual fund's (a) access of a fund's independent public accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (b) a fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (c) a fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign Securities System, and (d) the ability of a foreign investor to convert cash and cash equivalents to U.S. dollars;

  (ii) summary of information regarding Foreign Securities Systems; and

 (iii) country profile information containing market practice for (a) delivery versus payment, (b) settlement method, (c) currency restrictions, (d) buy-in practices, (e) foreign ownership limits, and (f) unique market arrangements.

4.5. REGISTRATION OF FOREIGN SECURITIES.

The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable series or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities, except to the extent that the Fund incurs loss or damage due to failure of such nominee to meet its standard of care set forth in the Contract. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Fund under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.


4.6.  BANK ACCOUNTS.

The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts opened and maintained outside the United States on behalf of a Fund with a

Foreign Sub-Custodian shall be subject only to draft or order by the Custodian or such Foreign Sub-Custodian, acting pursuant to the terms of this Contract to hold cash received by or from or for the account of the Portfolio.

4.7.  COLLECTION OF INCOME.

The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Funds shall be entitled and shall credit such income, as collected, to the applicable Fund. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

4.8.  SHAREHOLDER RIGHTS.

With respect to the foreign securities held pursuant to this Article 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

4.9.  COMMUNICATIONS RELATING TO FOREIGN SECURITIES.

The Custodian shall transmit promptly to the Fund written information (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith) received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Funds. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. Subject to the standard of care to which the Custodian is held under this Agreement, the Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Funds at any time held by it unless
(i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS AND FOREIGN SECURITIES SYSTEMS.

Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties and, to the extent possible, to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At each Fund's election, a Fund shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that a Fund and any applicable series have not been made whole for any such loss, damage, cost, expense, liability or claim.

4.11. TAX LAW.

Except to the extent that imposition of any tax liability arises from the Custodian's failure to perform in accordance with the terms of this Section 4.11 or from the failure of any Foreign Sub-Custodian to perform in accordance with the terms of the applicable subcustody agreement, the Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on a Fund, a series thereof or the Custodian as custodian of the Fund by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of each Fund to notify the Custodian of the obligations imposed on the Fund or the Custodian as custodian of the Fund by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

4.12. LIABILITY OF CUSTODIAN.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a Sub-Custodian, the Custodian shall be without liability to a Fund for any loss, liability, claim or expense resulting from or caused by anything which is (A) part of Country Risk or (B) part of the "prevailing country risk" of the Fund, as such term is used in SEC Release Nos. IC-22658; IS-1080 (May 12,1997) or as such term or other similar terms are now or in the future interpreted by the SEC or by the staff of the Division of Investment Management of the SEC. The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.

III. Except as specifically superseded or modified herein, the terms and provisions of the Contract shall continue to apply with full force and effect. In the event of any conflict between the terms of the Contract prior to this Amendment and this Amendment, the terms of this Amendment shall prevail. If the Custodian is delegated the responsibilities of Foreign Custody Manager pursuant to the terms of Article 3 hereof, in the event of any conflict between the provisions of Articles 3 and 4 hereof, the provisions of Article 3 shall prevail.

  IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the date first above written.


WITNESSED BY                 STATE STREET BANK AND TRUST
                             COMPANY

/s/ Marc L. Parsons          By: /s/ Ronald E. Logue
-------------------              -------------------
Marc L. Parsons                       Ronald E. Logue
Associate Counsel                     Executive Vice President
                             Cash Accumulation Trust
                             Command Government Fund
                             Command Money Fund
                             Command Tax-Free Fund
                             Global Utility Fund, Inc.
                             Nicholas-Applegate Fund, Inc.
                             Prudential 20 20 Focus Fund
                             Prudential Balanced Fund
                             Prudential California Municipal Fund
                             Prudential Developing Markets Fund
                             Prudential Distressed Securities Fund, Inc.
                             Prudential Diversified Bond Fund, Inc.
                             Prudential Diversified Funds
                             Prudential Index Series Fund
                             Prudential Emerging Growth Fund, Inc.
                             Prudential Equity Fund, Inc.
                             Prudential Equity Income Fund
                             Prudential Europe Growth Fund, Inc.
                             Prudential Global Genesis Fund, Inc.
                             Prudential Global Limited Maturity Fund, Inc.
                             Prudential Government Income Fund, Inc.
                             Prudential Government Securities Trust
                             Prudential High Yield Fund, Inc.
                             Prudential High Yield Total Return Fund, Inc.
                             Prudential Institutional Liquidity Portfolio, Inc.
                             Prudential Intermediate Global Income Fund, Inc.
                             Prudential International Bond Fund, Inc.
                             The Prudential Investment Portfolios, Inc.
                             Prudential Mid-Cap Value Fund
                             Prudential MoneyMart Assets, Inc.
                             Prudential Mortgage Income Fund, Inc.
                             Prudential Multi-Sector Fund, Inc.
                             Prudential Municipal Bond Fund
                             Prudential Municipal Series Fund

                               Prudential National Municipals Fund, Inc.
                               Prudential Natural Resources Fund, Inc.
                               Prudential Pacific Growth Fund, Inc.
                               Prudential Real Estate Securities Fund
                               Prudential Small Cap Quantum Fund, Inc.
                               Prudential Small Company Value Fund, Inc.
                               Prudential Special Money Market Fund, Inc.
                               Prudential Structured Maturity Fund, Inc.
                               Prudential Tax-Free Money Fund, Inc.
                               Prudential Tax-Managed Equity Fund
                               Prudential Utility Fund, Inc.
                               Prudential World Fund, Inc.
                               The Global Total Return Fund, Inc.
                               The Target Portfolio Trust
                               The Asia Pacific Fund, Inc.
                               The High Yield Income Fund, Inc.


WITNESSED BY:

By: /s/ S. Jane Rose           By: /s/ Grace Torres
       ---------------------       -------------------
        S. Jane Rose                   Grace Torres
                                       Treasurer
                               First Financial Fund, Inc.
                               The High Yield Plus Fund, Inc.

WITNESSED BY:

By: /s/ Stephanie L. Bourque   By: /s/ Arthur Brown
       ---------------------       -------------------
        Stephanie L. Bourque           Arthur J. Brown
                                       Secretary


                                                                                          SCHEDULE A

                                                   STATE STREET
                                              GLOBAL CUSTODY NETWORK
                                    SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                           Subcustodian                         Non-Mandatory Depositories
Argentina                Citibank, N.A.                              -

Australia                Westpac Banking Corporation                 -

Austria                  Erste Bank der Oesterreichischen            -
                         Sparkassen AG

Bahrain                  British Bank of the Middle East             -
                         (as delegate of The Hongkong and
                         Shanghai Banking Corporation
                         Limited)

Bangladesh               Standard Chartered Bank

Belgium                  Generale de Banque                          -

Bermuda                  The Bank of Bermuda Limited                 -

Bolivia                  Banco Boliviano Americano S.A.              -

Botswana                 Barclays Bank of Botswana Limited           -

Brazil                   Citibank, N.A.                              -

Bulgaria                 ING Bank N.V.                               -

Canada                   Canada Trustco Mortgage Company             -

Chile                    Citibank, N.A.                              Deposito Central de Valores S.A.

People's Republic        The Hongkong and Shanghai
of China                 Banking Corporation Limited,
                         Shanghai and Shenzhen branches

Colombia                 Cititrust Colombia S.A.
                         Sociedad Fiduciaria



                                                                                          SCHEDULE A

                                                   STATE STREET
                                              GLOBAL CUSTODY NETWORK
                                    SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                           Subcustodian                         Non-Mandatory Depositories
Costa Rica               Banco BCT S.A.                              -

Croatia                  Privredna Banka Zagreb d.d                  -

Cyprus                   Barclays Bank Plc.                          -
                         Cyprus Offshore Banking Unit

Czech Republic           Ceskoslovenska Obchodni                     -
                         Banka, A.S.

Denmark                  Den Danske Bank                             -

Ecuador                  Citibank, N.A.                              -

Egypt                    National Bank of Egypt                      -

Estonia                  Hansabank                                   -

Finland                  Merita Bank Limited                         -

France                   Banque Paribas                              -

Germany                  Dresdner Bank AG                            -

Ghana                    Barclays Bank of Ghana Limited              -

Greece                   National Bank of Greece S.A.                The Bank of Greece,
                                                                     System for Monitoring
                                                                     Transactions in
                                                                     Securities in Book-Entry Form

Hong Kong                Standard Chartered Bank                     -

Hungary                  Citibank Budapest Rt.                       -


2/10/99


                                                                                          SCHEDULE A

                                                   STATE STREET
                                              GLOBAL CUSTODY NETWORK
                                    SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                           Subcustodian                         Non-Mandatory Depositories
Iceland                  Icebank Ltd.                                -

India                    Deutsche Bank AG                            -

                         The Hongkong and Shanghai                   -
                         Banking Corporation Limited

Indonesia                Standard Chartered Bank                     -

Ireland                  Bank of Ireland                             -

Israel                   Bank Hapoalim B.M.                          -

Italy                    Banque Paribas                              -

Ivory Coast              Societe Generale de Banques                 -
                         en Cote d'Ivoire

Jamaica                  Scotiabank Jamaica Trust and                -
                         Merchant Bank Ltd.


Japan                    The Daiwa Bank, Limited                     Japan Securities Depository
                         The Fuji Bank, Limited                      Center

Jordan                   British Bank of the Middle East             -
                         (as delegate of The Hongkong and
                         Shanghai Banking Corporation Limited)

Kenya                    Barclays Bank of Kenya Limited              -

Republic of Korea        The Hongkong and Shanghai Banking           -
                         Corporation Limited

Latvia                   JSC Hansabank-Latvija                       -


                                                                                          SCHEDULE A

                                                   STATE STREET
                                              GLOBAL CUSTODY NETWORK
                                    SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                           Subcustodian                       Non-Mandatory Depositories
Lebanon                  British Bank of the Middle East             -
                         (as delegate of The Hongkong and
                         Shanghai Banking Corporation
                         Limited)

Lithuania                Vilniaus Bankas AB                          -

Malaysia                 Standard Chartered Bank                     -
                         Malaysia Berhad

Mauritius                The Hongkong and Shanghai                   -
                         Banking Corporation Limited

Mexico                   Citibank Mexico, S.A.                       -

Morocco                  Banque Commerciale du Maroc                 -

Namibia                  (via) Standard Bank of South Africa         -

The Netherlands          MeesPierson N.V.                            -

New Zealand              ANZ Banking Group                           -
                         (New Zealand) Limited

Norway                   Christiania Bank og                         -
                         Kreditkasse

Oman                     British Bank of the Middle East             -
                         (as delegate of The Hongkong and
                         Shanghai Banking Corporation
                         Limited)

Pakistan                 Deutsche Bank AG                            -

Peru                     Citibank, N.A.                              -

Philippines              Standard Chartered Bank                     -


                                                                                          SCHEDULE A

                                                   STATE STREET
                                              GLOBAL CUSTODY NETWORK
                                    SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                           Subcustodian                         Non-Mandatory Depositories
Poland                   Citibank (Poland) S.A.                      -
                         Bank Polska Kasa Opieki S.A.

Portugal                 Banco Comercial Portugues                   -

Romania                  ING Bank N.V.                               -

Russia                   Credit Suisse First Boston AO,              -
                         Moscow
                         (as delegate of Credit Suisse
                          First Boston, Zurich)

Singapore                The Development Bank                        -
                         of Singapore Limited

Slovak Republic          Ceskoslovenska Obchodni Banka, A.S.         -

Slovenia                 Bank Austria d.d. Ljubljana                 -

South Africa             Standard Bank of South Africa Limited       -

Spain                    Banco Santander, S.A.                       -

Sri Lanka                The Hongkong and Shanghai                   -
                         Banking Corporation Limited

Swaziland                Standard Bank Swaziland Limited             -

Sweden                   Skandinaviska Enskilda Banken               -

Switzerland              UBS AG                                      -

Taiwan - R.O.C.          Central Trust of China                      -

Thailand                 Standard Chartered Bank                     -


                                                                                          SCHEDULE A

                                                   STATE STREET
                                              GLOBAL CUSTODY NETWORK
                                    SUBCUSTODIANS AND NON-MANDATORY DEPOSITORIES

Country                           Subcustodian                         Non-Mandatory Depositories
Trinidad & Tobago        Republic Bank Limited                       -

Tunisia                  Banque Internationale Arabe de              -
                         Tunisie

Turkey                   Citibank, N.A.                              -
                         Ottoman Bank

Ukraine                  ING Bank, Ukraine                           -

United Kingdom           State Street Bank and Trust                 -
                         Company,
                         London Branch

Uruguay                  Citibank, N.A.                              -

Venezuela                Citibank, N.A.                              -

Zambia                   Barclays Bank of Zambia Limited             -

Zimbabwe                 Barclays Bank of Zimbabwe Limited           -

Euroclear (Me Euroclear System)/State Street London Limited

Cedel, S.A. (Cedel Bank, societe anonyme)/State Street London Limited

INTERSETTLE (for EASDAQ Securities)

* The global custody network approved by each fund is set forth below on Schedules A-1 and A-2.

2/10/99

                                  SCHEDULE A-1

                             PRUDENTIAL MUTUAL FUNDS
                       STATE STREET GLOBAL CUSTODY NETWORK


COUNTRY                                            FUNDS
---------------------------------------------------------------------------------------------------
Argentina                  Mexico                  Global Utility Fund, Inc.
Australia                  Morocco                 Prudential 20/20 Focus Fund
Austria                    Netherlands             Prudential Balanced Fund
Bangladesh*                New Zealand             Prudential Equity Fund, Inc.
Belgium                    Norway                  Prudential Equity Income Fund, Inc.
Brazil                     Pakistan                Prudential Developing Markets Fund
Canada                     Peru                    Prudential Diversified Bond Fund, Inc.
Chile                      Philippines             Prudential Distressed Securities Fund, Inc.
China Poland               Poland                  Prudential Diversified Funds
Columbia                   Portugal                Prudential Emerging Growth Fund, Inc.
Cyprus                     Russia                  Prudential Global Genesis Fund, Inc.
Czech Republic             Singapore               Prudential Global Limited Maturity Fund, Inc.
Denmark                    Slovak Republic         Prudential Index Series Fund
Ecuador                    South Africa            Prudential Intermediate Global Income Fund, Inc.
Egypt                      Spain                   Prudential International Bond Fund, Inc.
Finland                    Sri Lanka               Prudential Mid-Cap Value Fund
France                     Sweden                  Prudential Natural Resources Fund, Inc.
Germany                    Switzerland             Prudential Pacific Growth Fund, Inc.
Ghana                      Taiwan                  Prudential Real Estate Securities Fund
Greece                     Thailand                Prudential Small-Cap Quantum Fund, Inc.
Hong Kong                  Turkey                  Prudential Small Company Value Fund, Inc.
Hungary                    Transnational           Prudential Tax-Managed Equity Fund
India                      United Kingdom          Prudential Utility Fund, Inc.
Indonesia                  Uruguay                 Prudential World Fund, Inc.
Ireland                    Venezuela               The Prudential Investment Portfolios, Inc.
Israel                                             The Target Portfolio Trust
Italy                                              The Global Total Return Fund, Inc.
Ivory Coast
Japan
Jordan
Kenya
Korea
Lebanon
Malaysia

* Approved only for The Target Portfolio Trust.

                                  SCHEDULE A-2

                             PRUDENTIAL MUTUAL FUNDS
                       STATE STREET GLOBAL CUSTODY NETWORK


COUNTRY                                         FUNDS
---------------------------------------------------------------------------------------------------
United Kingdom                                  Cash Accumulation Trust
                                                COMMAND Government Fund
                                                COMMAND Money Fund
                                                Prudential Government Income Fund, Inc.
                                                Prudential High Yield Fund, Inc.
                                                Prudential High Yield Income Fund, Inc.
                                                Prudential Institutional Liquidity Portfolio, Inc.
                                                Prudential MoneyMart Assets, Inc.
                                                Prudential Special Money Market Fund, Inc.
                                                Prudential Structured Maturity Fund, Inc.


                                                                     SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES


Country                              Mandatory Depositories

Argentina                            Caja de Valores S.A.

Australia                            Austraclear Limited
                                     Reserve Bank Information and
                                     Transfer System

Austria                              Oesterreichische Kontrollbank AG
                                     (Wertpapiersammelbank Division)

Belgium                              Caisse Interprofessionnelle de Depot et
                                     de Virement de Titres S.A.
                                     Banque Nationale de Belgique

Brazil                               Companhia Brasileira de Liquidacao e
                                     Custodia (CBLC)

                                     Bolsa de Valores
                                     de Rio de
                                     Janeiro All SSB
                                     clients
                                     presently use
                                     CBLC Central de
                                     Custodia, e de
                                     Liquidacao
                                     Financeira de
                                     Titulos

Canada                               The Canadian Depository
                                     for Securities Limited

People's Republic                    Shanghai Securities Central Clearing and
of China                             Registration Corporation

                                     Shenzhen Securities Central Clearing
                                     Co., Ltd.


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES


Country                              Mandatory Depositories

Croatia Czech Republic               Stredisko cennych papiru

                                     Czech National Bank

Denmark                              Vaerdipapircentralen (the Danish
                                     Securities Center)

Egypt                                Misr Company for Clearing, Settlement,
                                     and Central Depository

Finland                              The Finnish Central Securities
                                     Depository

France                               Societe Interprofessionnelle
                                     pour la Compensation des
                                     Valeurs Mobilieres (SICOVAM)

Germany                              Deutsche Borse Clearing AG

Greece                               The Central Securities Depository
                                     (Apothetirion Titlon AE)

Hong Kong                            The Central Clearing and
                                     Settlement System

                                     Central Money Markets Unit

Hungary                              The Central Depository and Clearing
                                     House (Budapest) Ltd. (KELER)
                                     [Mandatory for Gov't Bonds only,
                                     SSB does not use for other securities]

India                                The National Securities Depository Limited

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
11/20/98

                                                                      SCHEDULE B
                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES


Country                               Mandatory Depositories

Indonesia                             Bank Indonesia

Ireland                               Central Bank of Ireland
                                      Securities Settlement Office

Israel                                The Tel Aviv Stock Exchange Clearing
                                      House Ltd.
                                      Bank of Israel

Italy                                 Monte Titoli S.p.A.
                                      Banca d'Italia

Japan                                 Bank of Japan Net System

Kenya                                 Central Bank of Kenya

Republic of Korea                     Korea Securities Depository Corporation

Lebanon The Custodian and Clearing Center of Financial Instruments for Lebanon and the Middle East (MIDCLEAR) S.A.L.

                                      The Central Bank of Lebanon


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES


Country                               Mandatory Depositories

Malaysia                              The Malaysian Central Depository Sdn. Bhd.

                                      Bank Negara Malaysia,
                                      Scripless Securities Trading and
                                      Safekeeping System

Mexico                                S.D. INDEVAL, S.A. de C.V.
                                      (Instituto para el Deposito de
                                      Valores)

Morocco                               Maroclear

The Netherlands                       Nederlands Centraal Instituut voor
                                      Giraal Effectenverkeer B.V. (NECIGEF)

                                      De Nederlandsche Bank N.V.

New Zealand                           New Zealand Central Securities
                                      Depository Limited

Norway                                Verdipapirsentralen (the Norwegian
                                      Registry of Securities)

Pakistan                              Central Depository Company of Pakistan
                                      Limited

Peru                                  Caja de Valores y Liquidaciones S.A.
                                      (CAVALI)


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES


Country                            Mandatory Depositories

Philippines                        The Philippines Central Depository, Inc.
                                   The Registry of Scripless Securities
                                   (ROSS) of the Bureau of the Treasury

Poland The National Depository of Securities (Krajowy Depozyt Papierow Wartosciowych)

                                   Central Treasury Bills Registrar

Portugal                           Central de Valores Mobiliarios (Central)

Romania                            National Securities Clearing, Settlement and
                                   Depository Co.

                                   Bucharest Stock Exchange Registry Division

Singapore                          The Central Depository (Pte)
                                   Limited

                                   Monetary Authority of Singapore

Slovak Republic                    Stredisko Cennych Papierov

                                   National Bank of Slovakia

South Africa                       The Central Depository Limited

Spain                              Servicio de Compensacion y
                                   Liquidacion de Valores, S.A.

                                   Banco de Espana,
                                   Central de Anotaciones en Cuenta


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.
11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES

Country                              Mandatory Depositories

Sri Lanka                            Central Depository System
                                     (Pvt) Limited

Sweden                               Vardepapperscentralen AB
                                     (the Swedish Central Securities Depository)

Switzerland                          Schweizerische Effekten - Giro AG

Taiwan - R.O.C.                      The Taiwan Securities Central
                                     Depository Co., Ltd.

Thailand                             Thailand Securities Depository
                                     Company Limited

Turkey                               Takas ve Saklama Bankasi A.S.
                                     (TAKASBANK)

                                     Central Bank of Turkey

United Kingdom                       The Bank of England,
                                     The Central Gilts Office and
                                     The Central Moneymarkets Office

Uruguay                              Central Bank of Uruguay

* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                                                      SCHEDULE B

                                  STATE STREET
                             GLOBAL CUSTODY NETWORK
                             MANDATORY* DEPOSITORIES


Country                              Mandatory Depositories

Venezuela                            Central Bank of Venezuela

                                     Lusaka Central Depository Limited


* Mandatory depositories include entities for which use is mandatory as a matter of law or effectively mandatory as a matter of market practice.

11/20/98

                                   SCHEDULE C

                               MARKET INFORMATION


PUBLICATION/TYPE OF INFORMATION                            BRIEF DESCRIPTION
-------------------------------                            -----------------
(FREQUENCY)
THE GUIDE TO CUSTODY IN WORLD MARKETS          An overview of safekeeping and settlement practices and
-------------------------------------          procedures in each market in which State Street (annually)
(annually)                                     Bank and Trust Company offers custodial services.

GLOBAL CUSTODY NETWORK REVIEW                  Information relating to the operating history and structure of
-----------------------------                  depositories and subcustodians located (annually) in the markets
(annually)                                     in which State Street Bank and Trust Company offers custodial services, including transnational depositories.

GLOBAL LEGAL SURVEY                            With respect to each market in which State Street Bank and Trust
-------------------                            Company offers custodial services, (annually) opinions relating
(annually)                                     to whether local law restricts (i) access of a fund's independent public accountants to books and records of a Foreign Sub-Custodian or Foreign Securities System, (ii) the Fund's ability to recover in the event of bankruptcy or insolvency of a Foreign Sub-Custodian or Foreign Securities System, (iii) the Fund's ability to recover in the event of a loss by a Foreign Sub-Custodian or Foreign
                                               Securities System, and (iv) the ability of a foreign investor to convert cash and cash equivalents to U.S. dolIars.

SUBCUSTODIAN AGREEMENTS                        Copies of the subcustodian contracts State Street Bank and Trust
-----------------------                        Company has entered into with each  (annually) subcustodian in
(annually)                                     the markets in which State Street Bank and Trust Company offers subcustody services to its US mutual fund clients.

Network Bulletins (weekly):                    Developments of interest to investors in the markets in which
                                               State Street Bank and Trust Company offers custodial services.

Foreign Custody Advisories                     With respect to markets in which State Street Bank and Trust
(as necessary):                                Company offers custodial services which exhibit special custody risks, developments which may impact State Street's ability to deliver expected levels of service.


                                                                      SCHEDULE D

                     LIST OF FUNDS, CONTRACTS AND AGREEMENTS


FUND NAME                                                    EXECUTION DATE

Cash Accumulation Trust                                       December 12, 1997
    Liquid Assets Fund
    National Money Market Fund
COMMAND Government Fund                                       July 1, 1990
COMMAND Money Fund                                            July 1, 1990
COMMAND Tax-Free Fund                                         July 1, 1990
Duff & Phelps Utilities Tax-Free Income Fund, Inc.            November 21, 1991
First Financial Fund, Inc.                                    May 1, 1986
Global Utility Fund, Inc.                                     December 21, 1989
Nicholas-Applegate Fund, Inc.                                 April 10, 1987
    Nicholas-Applegate Growth Equity Fund
Prudential Balanced Fund                                      September 4, 1987
Prudential California Municipal Fund                          August 1, 1990
    California Series
    California Income Series
    California Money Market Series
Prudential Core Investment Fund                               April 23, 1999
    Short-Term Bond Series
    Short-Term Municipal Bond Series
    National Municipal Money Market Series
    Taxable Money Market Series
    Government Money Market Series
    Treasury Money Market Series
Prudential Developing Markets Fund                            June 1, 1998
    Prudential Developing Markets Equity Fund
    Prudential Latin America Equity Fund
Prudential Diversified Funds                                  September 2, 1998
    Prudential Diversified Conservative Growth Fund
    Prudential Diversified Moderate Growth Fund
    Prudential Diversified High Growth Fund
Prudential Emerging Growth Fund, Inc.                         October 21, 1996
Prudential Equity Fund, Inc.                                  August 1, 1990
Prudential Equity Income Fund                                 January 6, 1987
Prudential Europe Growth Fund, Inc.                           May 31, 1999
Prudential Global Genesis Fund, Inc.                          October 21, 1987
Prudential Global Total Return Fund, Inc.                     September 5, 1990
    (formerly The Global Total Fund, Inc.)

FUND NAME                                                     EXECUTION DATE

Prudential Government Income Fund, Inc.                       July 31, 1990
    (formerly Prudential Government Plus Fund)
Prudential Government Securities Trust                        July 26, 1990
    Money Market Series
    Short-Intermediate Term Series
    U.S. Treasury Money Market Series
Prudential High Yield Fund, Inc.                              July 26, 1990
Prudential High Yield Total Return Fund, Inc.                 May 30, 1997
Prudential Index Series Fund                                  August 26, 1997
    (formerly Prudential Institutional Fund)
    Prudential Bond Market Index Fund
    Prudential Europe Index Fund
    Prudential Pacific Index Fund
    Prudential Small-Cap Index Fund
    Prudential Stock Index Fund
Prudential Institutional Liquidity Portfolio, Inc.            November 20, 1987
Prudential International Bond Fund, Inc.                      January 16, 1996
    (formerly The Global Government Plus Fund, Inc.)
Prudential Mid-Cap Value Fund                                 April 14, 1998
Prudential MoneyMart Assets, Inc.                             July 25, 1990
Prudential Municipal Bond Fund                                August 25, 1987
    High Income Series
    Insured Series Prudential Municipal Series Fund           August 1, 1990
    Florida Series
    Massachusetts Series
    New Jersey Series
    New York Series
    North Carolina Series
    Ohio Series
    Pennsylvania Series
    Connecticut Money Market Series
    Massachusetts Money Market Series
    New Jersey Money Market Series
    New York Money Market Series
Prudential National Municipal Funds, Inc.                     July 26, 1990
Prudential Natural Resources Fund, Inc.                       September 18, 1987
Prudential Pacific Growth Fund, Inc.                          July 16, 1992
Prudential Real Estate Securities Fund                        February 18, 1998

FUND NAME                                                     EXECUTION DATE

Prudential Sector Funds, Inc.                                 June 6, 1990
    (formerly Prudential Utility Fund, Inc.)
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund
Prudential Short-Term Corporate Bond Fund, Inc.               July 25, 1989
    (formerly Prudential Structured Maturity Fund, Inc.)
Prudential Small Cap Quantum Fund, Inc.                       August 1, 1997
Prudential Small Company Value Fund, Inc.                     July 26, 1990
    (formerly Prudential Growth Opportunity Fund, Inc.)
Prudential Special Money Market Fund, Inc.                    January 12, 1990
Prudential Tax-Free Money Fund, Inc.                          July 26, 1990
Prudential Tax-Managed Funds                                  December 8, 1998
    (formerly Prudential Tax-Managed Equity Fund)
Prudential Tax-Managed Equity Fund
    Prudential Total Return Bond Fund, Inc.                   January 3, 1995
    (formerly Prudential Diversified Bond Fund, Inc.)
Prudential 20/20 Focus Fund                                   April 14, 1998
Prudential World Fund, Inc.                                   June 7, 1990
    (formerly Prudential Global Fund, Inc.)
Prudential Global Growth Fund
    (formerly Global Series)
Prudential International Value Fund
    (formerly International Stock Series)
    Prudential Jennison International Growth Fund Strategic
       Partners Series                                        March 1, 2000
Strategic Partners Focused Growth Fund Target Funds           August 25, 1999
    International Equity Fund
    Large Capitalization Growth Fund
    Large Capitalization Value Fund
    Small Capitalization Growth Fund
    Small Capitalization Value Fund
    Total Return Bond Fund
The Asia Pacific Fund, Inc.                                   April 24, 1987
The High Yield Income Fund, Inc.                              November 6, 1987
The High Yield Plus Fund, Inc.                                March 15, 1988
The Prudential Investment Portfolios Fund, Inc.               October 27, 1995
    (formerly Prudential Jennison Series Fund, Inc.)
    Prudential Active Balanced Fund
    Prudential Jennison Growth & Income Fund
    Prudential Jennison Growth Fund

FUND NAME                                                     EXECUTION DATE

The Target Portfolio Trust                                    November 9, 1992
    Large Capitalization Growth Portfolio
    Large Capitalization Value Portfolio
    Small Capitalization Growth Portfolio
    Small Capitalization Value Portfolio
    International Equity Portfolio
    International Bond Portfolio
    Total Return Bond Portfolio
    Intermediate-Term Bond Portfolio
    Mortgage Backed Securities Portfolio
    U.S. Government Money Market Portfolio